Exhibit 10.1

Second Amendment to

Second Amended and Restated Credit Agreement

THIS Second Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of April 12, 2017, is among CONCHO RESOURCES INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of May 9, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, the parties hereto desire to enter into this Amendment to (a) extend the maturity date of the Credit Agreement; (b) increase the Borrowing Base from $2,800,000,000 to $3,000,000,000, to be effective as of the Amendment Effective Date; (c) decrease the Total Commitment from $2,500,000,000 to $2,000,000,000, to be effective as of the Amendment Effective Date; and (d) amend certain other terms of the Credit Agreement in certain respects as provided in this amendment.

WHEREAS, in connection with this Amendment and the decrease of the aggregate amount of the Commitments, the Borrower and each of the Lenders agrees (severally and not jointly) that, notwithstanding anything to the contrary set forth in Section 4.2 of the Credit Agreement: (a) the respective Commitment of each of Citizens Bank, N.A., Credit Agricole Corporate and Investment Bank, Natixis, New York Branch, Société Générale, and SunTrust Bank (each an “Exiting Lender”) is hereby reduced to $0 (as reflected opposite its name on Schedule 1.1(a) attached hereto as Annex I) and, after giving effect thereto, each such Exiting Lender shall cease to be a Lender party to the Credit Agreement, and (b) the respective Commitment of each of the other Lenders that is party to the Credit Agreement immediately prior to the Amendment Effective Date (each a “Continuing Lender”) is hereby reduced, increased or maintained, as applicable, and otherwise rearranged and adjusted, to the amount set forth opposite such Continuing Lender’s name on the amended Schedule 1.1(a) attached hereto as Annex I.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Lenders hereby agree as follows:

SECTION 1.         Definitions.  Unless otherwise defined in this Amendment, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement.

SECTION 2.   Reduction in Total Commitments; Rearrangement of Commitments.  On the Amendment Effective Date (but subject to the stipulation set forth in Section 8  hereof), and notwithstanding anything to the contrary in Section 4.2 of the Credit Agreement, (i) each of the parties hereto hereby acknowledges and agrees that the Total Commitments are reduced from $2,5000,000,000 to $2,000,000,000 and (ii) each Lender (including each Exiting Lender and each Continuing Lender) hereby acknowledges and agrees (severally and not jointly) with the Borrower that the Commitment of each Exiting Lender is hereby reduced to $0 (as reflected opposite its name on Schedule 1.1(a) attached hereto as Annex I) and, after giving effect thereto, each such Exiting Lender shall cease to be a Lender party to the Credit Agreement, and (b) the respective Commitment of each of the Continuing Lenders is hereby reduced, increased or maintained, as applicable, and otherwise rearranged and adjusted, to the amount set forth opposite such Continuing Lender’s name on the amended Schedule 1.1(a) attached hereto as Annex I.

SECTION 3.         Amendments to Credit Agreement.

(a)        Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms therein in appropriate alphabetical order:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Sanctioned Country” means, at any time, a country, region or territory that is itself the subject or target of any Sanctions (at the time of this Amendment Effective Date, Crimea, Cuba, Iran, North Korea, Sudan, and Syria).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the

European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Second Amendment” shall mean that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 12, 2017, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning given the term Amendment Effective Date in the Second Amendment.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)        The definition of “ABR” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of the first sentence of such definition the following proviso:

“; provided, further, that if, in any case, such rate is less than zero, the ABR shall be deemed to be zero”.

(c)        The definition of “Change in Law” set forth in Section 1.1 of the Credit Agreement is hereby amended by:

(i)   inserting an open parenthesis immediately before the first instance of the word “or”;

(ii)  inserting the word “of” immediately before clause (a);

(iii) inserting the words “or taking effect” immediately after the word “adoption”;

(iv) inserting “, implementation” immediately after the word “interpretation”; and

(v)  inserting the following parenthetical immediately before the first semicolon of such defined term, as amended:

“(or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement)”.

(d)        The definition of “Commitment” is hereby amended by (i) replacing each instance of “Closing Date” with the “Second Amendment Effective Date” and (ii) replacing “$2,500,000,000” with “$2,000,000,000”.

(e)        The defined term “Executive Order” set forth in Section 1.1 of the Credit Agreement is hereby deleted.

(f)        The definition of “FATCA” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the words “or any Treasury Regulations” with the words “any current or future Treasury Regulations” and inserting immediately after the word “thereof”, the following:

“, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement”.

(g)        The definition of “Federal Funds Effective Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of such definition the following proviso:

“; provided  that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement”

(h)        The definition of “Investment Grade Period” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing “Ba1” with “Ba2” and (ii) replacing “BB+” with “BB”.

(i)         The definition of “Lender Default” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “or” at the end of clause (iv) thereof, inserting a comma in place thereof, deleting the period at the end of clause (v) thereof, and inserting the following new phrase in place thereof:

“or (vi) a Lender or any Person that directly or indirectly controls such Lender, as the case may be, is or becomes the subject of a Bail-In Action.”

(j)         The definition of “LIBOR Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of the first sentence of such definition the following proviso:

“; provided  that if, in any case, such rate is less than zero, the LIBOR Rate shall be deemed to be zero”.

(k)        The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the date “May 9, 2019” with the date “May 9, 2022”.

(l)         The defined term “Sanctioned Person” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety, to read as follows:

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

(m)       Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Sanctions Laws and Regulations”.

(n)        Section 2.15(c)(i) of the Credit Agreement is hereby amended by inserting the phrase “subject to Section 13.28,” at the beginning of subclause (B) therein.

(o)        Section 3.1 of the Credit Agreement is hereby amended by inserting the following new clause (d) immediately following the existing clause (c):

“          (d)  Notwithstanding anything herein to the contrary, the Letter of Credit Issuer shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement.”

(p)        Section 4.3(c) of the Credit Agreement is hereby amended by inserting “or determination of the Borrowing Base upon the end of any Investment Grade Period pursuant to Section 2.14(h)” immediately after the first occurrence of the words “Borrowing Base”.

(q)        Section 5.2(b)(ii) of the Credit Agreement is hereby amended by inserting “or determination of the Borrowing Base upon the end of any Investment Grade Period pursuant to Section 2.14(h)” immediately after the reference to Section 2.14(e).

(r)        Section 5.4(c) of the Credit Agreement is hereby amended by inserting the following sentence immediately after the existing last sentence of such clause:

For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(s)        Section 8.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“          Section 8.23  Anti-Corruption Laws and Sanctions.  The Borrower has implemented and maintains in effect policies and procedures as it reasonably deems appropriate, in light of its business and international activities (if any), designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and to the knowledge of the Borrower its directors and employees, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.”

(t)         Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.24 therein immediately following the existing Section 8.23 (as amended by this Amendment):

“          8.24.    EEA Financial Institutions.  No Credit Party is an EEA Financial Institution.”

(u)        Section 9.6 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the existing sentence of such section:

“The Borrower will maintain in effect and enforce policies and procedures as it reasonably deems appropriate, in light of its business and international activities (if any), designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”

(v)        Section 9.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“          Section 9.16  Reserved.”

(w)       Section 10.14 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the existing sentence of such section:

“The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(x)        Section 13.5(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) to pay or reimburse the Administrative Agent, each Letter of Credit Issuer or each Lender for all of its reasonable and documented out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect thereof, or in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, in each case, whether before or after the occurrence of an Event of Default, including the reasonable fees, disbursements and other charges of one counsel, one counsel in each appropriate local jurisdiction and one financial advisor to the Administrative Agent (unless there is an actual or perceived conflict of interest in which case each such Person may retain its own counsel or financial advisor),”;

(y)        Section 13.16 of the Credit Agreement is hereby amended by replacing “professional advisors” with the words “advisors, financial or business consultants, accountants”.

(z)        Section 13 of the Credit Agreement is hereby amended by inserting the following new Section 13.27 and Section 13.28 therein immediately following the existing Section 13.26:

“          13.27.  Flood Insurance Provisions.  Notwithstanding anything in this Agreement or any other Credit Document to the contrary, in no event is any “Building” (as defined in the applicable Flood Insurance Regulation) or “Manufactured (Mobile) Home” (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” (as defined in any Credit Document) and no “Building” or “Manufactured (Mobile) Home” is hereby encumbered by this Agreement or any other Credit Document.

            13.28.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)  the effects of any Bail-In Action on any such liability, including, if applicable:

(i)  a reduction in full or in part or cancellation of any such liability;

(ii)  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)  the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

(aa)      Schedule 1.1(a) to the Credit Agreement as in effect immediately prior to the Amendment Effective Date is hereby amended and restated as set forth on the revised Schedule 1.1(a) attached to this Amendment as Annex I.

SECTION 4.         Borrowing Base.  On the Amendment Effective Date, the amount of the Borrowing Base under the Credit Agreement shall be increased from $2,800,000,000 to $3,000,000,000, which such increased Borrowing Base shall remain in effect thereafter until the Borrowing Base is otherwise adjusted in accordance with the Credit Agreement.  The Borrower, the Administrative Agent

and the Lenders agree that the foregoing Borrowing Base redetermination shall constitute the May 1, 2017 Scheduled Redetermination of the Borrowing Base.

SECTION 5.         Representations and Warranties, Etc.  To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Amendment Effective Date:

(a)        all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case any such representation or warranty is true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such earlier date);

(b)        each Credit Party executing this Amendment has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(c)        the Credit Agreement as amended hereby and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d)        no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

SECTION 6.         Ratification.  The Borrower and each other Credit Party hereby ratifies and confirms, as of the Amendment Effective Date, (a) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Credit Documents.  As of the Amendment Effective Date, the Credit Agreement and each other Credit Document remains in full force and effect.

SECTION 7.         Effectiveness.  This Amendment will take effect on the date on which the following conditions are satisfied or waived in accordance with Section 13.1 of the Credit Agreement (the “Amendment Effective Date”):

(a)        The Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, each of the Guarantors, the Administrative Agent and each of the Lenders (including each Exiting Lender and each Continuing Lender).

(b)        The Administrative Agent shall have received executed counterparts of that certain Fee Letter dated as of the date hereof from the Borrower.

(c)        The Administrative Agent shall have received a certificate of the Credit Parties, dated the Amendment Effective Date, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each Credit Party, and attaching a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or managers of each Credit Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment (including, but not limited to, the extension of the Maturity Date).

(d)        The Administrative Agent shall have received the executed legal opinion of Vinson & Elkins LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.  The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion.

(e)        The Administrative Agent shall have received the amendment fees and all reasonable out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent).

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 8.         Stipulation Regarding Execution by Exiting Lenders.  Each party hereto hereby acknowledges and agrees (severally and not jointly) that (a) each Exiting Lender has executed and delivered this Amendment for purposes of Section 2  hereof and not for any other purpose, (b) after giving effect to the reduction and rearrangement of Commitments and the other transactions pursuant to Section 2  hereof, (i) each Exiting Lender will no longer have any Commitments, outstanding Loans or Letter of Credit Exposures under the Credit Agreement and (ii) the Continuing Lenders shall comprise all of the Lenders for purposes of approving the amendments to the Credit Agreement that are implemented by this Amendment, and (c) the reduction and rearrangement of Commitments and the other transactions pursuant to Section 2  hereof shall be deemed to have occurred immediately prior to the effectiveness of the amendments implemented pursuant to Section 3  hereof and the redetermination of the Borrowing Base pursuant to Section 5  hereof.

SECTION 9.         Additional Covenant.  On or before May 12, 2017 (or such later date as the Administrative Agent may agree in its sole and absolute discretion), the Borrower covenants and agrees that all documents and instruments, including Uniform Commercial Code or other applicable personal property and financing statements and Mortgages or amendments and supplements to existing Mortgages securing the Credit Agreement, reasonably requested by the Administrative Agent to be filed, registered or recorded to create or continue, as applicable, the Liens intended to be created by any Security Document and perfect such Liens to the extent required by, and with the priority required by, such Security Document shall have been delivered to the Administrative Agent for filing, registration or recording and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for Liens permitted under Section 10.2 of the Credit Agreement.

SECTION 10.       Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf’ or a “tif’), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 11.       Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.       Integration.  This Amendment and the other Credit Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Credit Parties, the Administrative Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 13.       GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 14.       Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement (including any Affiliate of a Letter of Credit Issuer that issues any Letter of Credit).

SECTION 15.       Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Amendment and (b) this Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the Amendment Effective Date.

CONCHO RESOURCES INC., as Borrower

By:       /s/ Brenda R. Schroer

Name:  Brenda R. Schroer

Title:    Vice President, Chief Accounting Officer and Treasurer

COG OPERATING LLC

CONCHO OIL & GAS LLC

QUAIL RANCH LLC

COG REALTY LLC

COG HOLDINGS LLC

DELAWARE RIVER SWD, LLC

COG PRODUCTION LLC
MONGOOSE MINERALS LLC

            each as Guarantor

By:       /s/ Brenda R. Schroer

Name:  Brenda R. Schroer

Title:    Vice President, Chief Accounting Officer and Treasurer

COG ACREAGE LP

            as Guarantor

By:  COG Production LLC, its general partner

By:       /s/ Brenda R. Schroer

Name:  Brenda R. Schroer

Title:    Vice President, Chief Accounting Officer and Treasurer

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:       /s/ Darren Vanek

Name:  Darren Vanek

Title:    Authorized Officer

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:       /s/ Alia Qaddumi

Name:  Alia Qaddumi

Title:    Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A., as Lender

By:       /s/ Edward Pak

Name:  Edward Pak

Title:    Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as Lender

By:       /s/ Christopher Aitkin

Name:  Christopher Aitkin

Title:    Assistant Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender

By:       /s/ Gumaro Tijerina

Name:  Gumaro Tijerina

Title:    Managing Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:       /s/ Wesley Fontana

Name:  Wesley Fontana

Title:    Senior Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

CITIBANK, N.A., as Lender

By:       /s/ Cliff Vaz

Name:  Cliff Vaz

Title:    Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

ING CAPITAL LLC, as Lender

By:       /s/ Josh Strong

Name:  Josh Strong

Title:    Director

By:       /s/ Charles Hall

Name:  Charles Hall

Title:    Managing Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

MUFG UNION BANK, N.A. F/K/A UNION BANK, N.A., as Lender

By:       /s/ Mark Oberreuter

Name:  Mark Oberreuter

Title:    Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:       /s/ Tara McLean

Name:  Tara McLean

Title:    Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:       /s/ Nupur Kumar

Name:  Nupur Kumar

Title:    Authorized Signatory

By:       /s/ Nicholas Goss

Name:  Nicholas Goss

Title:    Authorized Signatory

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:       /s/ Sandra Aultman

Name:  Sandra Aultman

Title:    Managing Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender

By:       /s/ Mark Lumpkin, Jr.

Name:  Mark Lumpkin, Jr.

Title:    Authorized Signatory

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as Lender

By:       /s/ Parul June

Name:  Parul June

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

COMPASS BANK, as Lender

By:       /s/ Mark H. Wolf

Name:  Mark H. Wolf

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:       /s/ Trudy Nelson

Name:  Trudy Nelson

Title:    Authorized Signatory

By:       /s/ Donovan Broussard

Name:  Donovan Broussard

Title:    Authorized Signatory

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

COMERICA BANK, as Lender

By:       /s/ Garrett R. Merrell

Name:  Garrett R. Merrell

Title:    Relationship Manager

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

DNB CAPITAL LLC, as Lender

By:       /s/ Byron Cooley

Name:  Byron Cooley

Title:    Senior Vice President

By:       /s/ James Grubb

Name:  James Grubb

Title:    Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as Lender

By:       /s/ George E McKean

Name:  George E McKean

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK, as Lender

By:       /s/ Daniel Steele

Name:  Daniel Steele

Title:    Managing Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:       /s/ Katsuyuki Kubo

Name:  Katsuyuki Kubo

Title:    Managing Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Exiting Lender

By:       /s/ Dixon Schultz

Name:  Dixon Schultz

Title:    Managing Director

By:       /s/ Nimisha Srivastav

Name:  Nimisha Srivastav

Title:    Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

NATIXIS, NEW YORK BRANCH, as Exiting Lender

By:       /s/ Carlos Quinteros

Name:  Carlos Quinteros

Title:    Managing Director

By:       /s/ Brice Le Foyer

Name:  Brice Le Foyer

Title:    Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

CITIZENS BANK, N.A., as Exiting Lender

By:       /s/ Scott Donaldson

Name:  Scott Donaldson

Title:    Senior Vice President

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

SOCIÉTÉ GÉNÉRALE, as Exiting Lender

By:       /s/ Max Sonnonstine

Name:  Max Sonnonstine

Title:    Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

SUNTRUST BANK, as Exiting Lender

By:       /s/ Yann Pirio

Name:  Yann Pirio

Title:    Managing Director

Signature Page - Concho Resources Inc.

Second Amendment to Second Amended and Restated Credit Agreement

ANNEX I

Schedule 1.1(a)

Lender	Commitment	Applicable Percentage
JPMORGAN CHASE BANK, N.A.	$150,000,000.00	7.50000000000%
BANK OF AMERICA, N.A.	$150,000,000.00	7.50000000000%
WELLS FARGO BANK, N.A.	$150,000,000.00	7.50000000000%
BARCLAYS BANK PLC	$107,000,000.00	5.35000000000%
BANK OF MONTREAL	$107,000,000.00	5.35000000000%
CAPITAL ONE, NATIONAL ASSOCIATION	$107,000,000.00	5.35000000000%
CITIBANK, N.A.	$107,000,000.00	5.35000000000%
ING CAPITAL LLC	$107,000,000.00	5.35000000000%
MUFG UNION BANK, N.A. F/K/A UNION BANK, N.A.	$107,000,000.00	5.35000000000%
U.S. BANK NATIONAL ASSOCIATION	$107,000,000.00	5.35000000000%
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$107,000,000.00	5.35000000000%
PNC BANK, NATIONAL ASSOCIATION	$107,000,000.00	5.35000000000%
ROYAL BANK OF CANADA	$107,000,000.00	5.35000000000%
BRANCH BANKING AND TRUST COMPANY	$60,000,000.00	3.00000000000%
COMPASS BANK	$60,000,000.00	3.00000000000%
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH	$60,000,000.00	3.00000000000%
COMERICA BANK	$60,000,000.00	3.00000000000%
DNB CAPITAL LLC	$60,000,000.00	3.00000000000%
KEYBANK NATIONAL ASSOCIATION	$60,000,000.00	3.00000000000%
REGIONS BANK	$60,000,000.00	3.00000000000%
SUMITOMO MITSUI BANKING CORPORATION	$60,000,000.00	3.00000000000%
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$0.00	0.00000000000%
NATIXIS, NEW YORK BRANCH	$0.00	0.00000000000%
CITIZENS BANK, N.A.	$0.00	0.00000000000%
SOCIÉTÉ GÉNÉRALE	$0.00	0.00000000000%
SUNTRUST BANK	$0.00	0.00000000000%
Total:	$2,000,000,000.00	100.00000000000%

Annex I

Second Amendment to Second Amended and Restated Credit Agreement